UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a party other than the Registrant [   ]

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[ x] Definitive Proxy Statement
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[   ] Soliciting Material Pursuant to Rule 14a-12

BRITTON & KOONTZ CAPITAL CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]
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BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi  39120

March 14, 2008

Dear Fellow Shareholder:

On behalf of the board of directors, we cordially invite you to attend the 2008 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation.  The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 22, 2008, in the lobby of the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi.  The formal notice of the Annual Meeting appears on the next page.

Enclosed is our proxy statement for the 2008 Annual Meeting, in which we seek your support for the election as directors of those nominees named in the enclosed proxy statement.  This proxy statement and the accompanying proxy card are first being distributed to our shareholders on or about March 14, 2008.  Our Annual Report on Form 10-K for the year ended December 31, 2007, which is our 2007 Annual Report, accompanies this proxy statement.

We urge you to review the proxy statement carefully.  Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting.  Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope.  Your board of directors recommends a vote “FOR” the election as directors of those nominees selected by our board of directors and named in the enclosed proxy statement.

We are gratified by our shareholders’ continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares.  We look forward to seeing you at the Annual Meeting.

                                /s/ Robert R. Punches                                /s/ W. Page Ogden
                        Robert R. Punches                                                                                     W. Page Ogden
Chairman of the Board                                                                               President and Chief Executive Officer

BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi  39120
___________

Notice of Annual Meeting of Shareholders
to be held on Tuesday, April 22, 2008
___________

Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 22, 2008, in the lobby of the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi.  The Annual Meeting has been called for the following purposes:

1.	To elect two Class III directors to serve until the expiration of their respective three-year terms in 2011 or until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board of directors has fixed the close of business on Monday, March 10, 2008, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.  Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

All shareholders are cordially invited to attend the meeting in person.  Regardless of whether you plan to attend, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible.  A proxy may be revoked at any time before it is voted at the meeting.

By Order of the Board of Directors

                                                                                                 /s/ Cliffie S. Anderson
Cliffie S. Anderson,
                                Corporate Secretary

Natchez, Mississippi
March 14, 2008

TABLE OF CONTENTS

VOTING PROCEDURES
Who is soliciting proxies from the shareholders?
What will be voted on at the annual meeting?
Who bears the cost of the proxy solicitation?
Who can vote at the annual meeting?
How many votes must be present to hold the annual meeting?
What vote is required for approval of proposals at the annual meeting?
How are votes cast?
How will the proxy be voted, and how are votes counted?
How are shares in our ESOP voted?
Can a proxy be revoked?

STOCK OWNERSHIP
Does any person or group own 5% or more of our common stock?
How much stock is beneficially owned by our directors and executive officers?
Section 16(a) Beneficial Ownership Reporting Compliance

BOARD OF DIRECTORS
How many directors serve on the board, and who are the continuing directors?
Are the directors independent?
How are directors compensated?
How many meetings did the board hold during 2007?
How may a shareholder communicate with the board?
What are the board’s policies and procedures regarding the review, approval or ratification of related person transactions?
What related person transactions involve our directors or executive officers?
Are our directors or executive officers indebted to the Bank?

COMMITTEES OF THE BOARD OF DIRECTORS
Who serves on the audit committee, and what are its responsibilities?
Who serves on the nominating committee, and what are its responsibilities?
Who serves on the compensation committee, and what are its responsibilities?

EXECUTIVE OFFICERS
Who are our executive officers?

EXECUTIVE COMPENSATION
Summary Compensation Table
How does our bonus program operate?
Have we entered into employment agreements with our named executive officers?
What equity compensation do we provide to our named executives?
Outstanding Equity Awards at December 31, 2007
What retirement benefits do we offer to our named executives?
Will any of our named executives receive any payments upon termination of employment or upon our change in control?

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Who are our auditors?
What fees were paid to the auditors in 2007 and 2006?

REPORT OF THE AUDIT COMMITTEE

PROPOSAL NO. 1 –ELECTION OF DIRECTORS
What are the voting procedures?

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
Proposals in Our Proxy Statement
Proposals to Introduced at the 2009 Annual Meeting

OTHER MATTERS

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

BRITTON & KOONTZ CAPITAL CORPORATION
___________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, APRIL 22, 2008

This proxy statement is furnished to the shareholders of Britton & Koontz Capital Corporation in connection with the solicitation of proxies by the board of directors for use at the 2008 Annual Meeting of Shareholders to be held at 3:30 p.m., local time, on Tuesday, April 22, 2008, at the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi, as well as in connection with any adjournments or postponements of that meeting.  In this proxy statement, Britton & Koontz Capital Corporation is referred to as “we,” “our,” “us,” “B&K” or “the Company,” and Britton & Koontz Bank, N.A. is referred to as “the Bank.”

VOTING PROCEDURES

Who is soliciting proxies from the shareholders?

Our board of directors is soliciting the enclosed proxy.  The proxy provides you with the opportunity to vote on the proposals presented at the annual meeting, whether or not you attend the meeting.

What will be voted on at the annual meeting?

The enclosed proxy provides the opportunity for you to vote on the following proposal:

•	The election of each of two Class III directors, who are to serve until the expiration of their respective three-year terms in 2011 or until their successors are elected and qualified.

The proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposal, that is properly presented for action at the annual meeting.  In addition, for proxy cards that are signed but which do not contain voting instructions, the proxy card gives the proxy holders discretionary authority to vote the shares represented by the proxy card on the above proposal.

Who bears the cost of the proxy solicitation?

We bear the cost of solicitation of proxies, including expenses incurred in connection with preparing and mailing the proxy statement.  The initial solicitation will be by mail.  We have retained Broadridge Financial Solutions, Inc. (which was spun-off from ADP in 2007), or Broadridge, to assist in the solicitation of proxies from banks, brokers and nominees of shareholders for the annual meeting. We estimate that Broadridge’s fees will not exceed $5,000, plus out-of-pocket costs and expenses.

Additionally, our directors, officers and regular employees may contact shareholders to request that they return their proxies; such contact may occur by means of the mail, telephone, the Internet or personal contact.  A director, officer or regular employee will not receive any additional compensation for undertaking these efforts.  We will also, in accordance with the regulations of the Securities and Exchange Commission, or SEC, reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on Monday, March 10, 2008, as the record date for the 2008 annual meeting.  Only shareholders of record on that date are entitled to receive notice of and vote at the annual meeting.  As of March 10, 2008, our only outstanding class of securities was common stock, $2.50 par value per share.  On that date, we had 12,000,000 shares authorized, of which 2,117,966 shares were outstanding.

How many votes must be present to hold the annual meeting?

A “quorum” must be present to hold our annual meeting.  A majority of the votes entitled to be cast at the annual meeting constitutes a quorum.  Your shares, once represented for any purpose at the annual meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting.  This is true even if you abstain from voting with respect to any matter brought before the annual meeting.

What vote is required for approval of proposals at the annual meeting?

At the annual meeting, you will consider a proposal to elect two Class III directors.  Directors are elected by plurality vote.  The candidates in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected.  Shareholders do not have the right to cumulate their votes in the election of directors.

For all other proposals brought before this year’s annual meeting, if any, the proposal is approved if the votes cast in favor of the proposal are greater than the votes cast opposing the proposal, unless our articles of incorporation or bylaws, as amended, or applicable provisions of Mississippi law require a different vote.

Our shareholders are entitled to one vote for each share held on all proposals.

How are votes cast?

You can vote either in person at the annual meeting (if you, rather than your broker, are the record holder of our common stock) or by proxy, whether or not you attend the annual meeting.  To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and either return it in the enclosed postage-paid envelope in time for us to receive it prior to the annual meeting or attend the annual meeting and return the proxy at that time.

How will the proxy be voted, and how are votes counted?

When your proxy card is returned, properly signed and dated, the shares represented by the proxy will be voted as you instructed on the card at the annual meeting, including any adjournments or postponements of the meeting.  If your proxy card is signed, but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements as follows:

•	“FOR” the election of nominees George R. Kurz and W. Page Ogden as Class III directors.

If you hold your shares in a broker’s name (sometimes called “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters. A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an abstention on the matter.  The election of directors is generally considered a routine matter for broker voting purposes.

Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote “cast” and is counted neither “for” nor “against” the matter subject to the abstention.

How are shares in our ESOP voted?

If you are our employee or an employee of the Bank who participates in the Britton & Koontz Capital Corporation Employee Stock Ownership Plan, or the ESOP, you can vote the number of shares of common stock allocated to you under the ESOP, determined as of the close of business on March 10, 2008.  The trustee of the ESOP, Argent Trust, a division of National Independent Trust Company, acts as a proxy and actually votes the shares.  If you do not return a signed proxy card within the time required, the trustee will vote your ESOP shares in the manner it deems to be in the best interests of the plan and its participants.  If you sign and return the proxy card for your ESOP shares, but give no specific voting instructions, the trustee will vote the shares represented by the proxy at the annual meeting and any adjournments or postponements in the manner described in the question immediately above.

Can a proxy be revoked?

Yes.  You can revoke your proxy at any time before it is voted.  You revoke your proxy either by giving written notice to our Corporate Secretary before the annual meeting or by granting a subsequent proxy.  If you, rather than your broker, are a record holder of our stock, a proxy can also be revoked by appearing in person and voting at the annual meeting.  Written notice of the revocation of a proxy should be delivered to the following address: Ms. Cliffie S. Anderson, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

STOCK OWNERSHIP

Does any person or group own 5% or more of our common stock?

The following table sets forth information regarding the beneficial ownership of our common stock as of March 10, 2008, by each person or entity, including any group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act”), known to us to be the beneficial owner of 5% or more of our outstanding common stock.  Information regarding the ESOP is also included.  Beneficial ownership has been determined under Rule 13d-3 promulgated under the Exchange Act.

Number of Shares
    Beneficially                                 Percent
Name and Address                                                                                     Owned                                       of Class(1)

Hot Creek Capital, L.L.C., Hot Creek Investors, L.P.
and David M. W. Harvey(2)                                                                        148,742                                      7.0%
6900 South McCarran Blvd., Suite 3040
Reno, Nevada 89509

Wellington Management Company, LLP and Wellington
Trust Company, NA(3)                                                                                117,240                                      5.5%
75 State Street
Boston, Massachusetts 02109

Britton & Koontz Capital Corporation Employee
Stock Ownership Plan(4)                                                                              87,296                                      4.1%
500 Main Street
Natchez, Mississippi 39120
______________

(1)	Based upon 2,117,966 shares of our common stock outstanding as of March 10, 2008.

(2)
Based on a Schedule 13G jointly filed by Hot Creek Investors, L.P. (“HC-LP”), Hot Creek Capital, L.L.C. (“HC-GP”) and David M. W. Harvey (“Harvey”) on June 26, 2006, with the SEC.  HC-LP is the owner of record of the shares of our common stock listed on such Schedule 13G.  HC-GP is the General Partner of HC-LP, and Harvey is the principal member of HC-GP.  In these capacities, HC-GP and Harvey share voting and dispositive power with respect to shares held by HC-LP.

(3)
Based on a Schedule 13G filed by Wellington Management Company, LLP (“WMC”) on February 14, 2008 and on a Schedule 13G filed by Wellington Trust Company, NA (“WTC”) on February 14, 2008, each filed with the SEC.  Each Schedule 13G has been filed in WMC’s or WTC’s, as applicable, capacity as an investment adviser.  The actual shares of our common stock are owned of record by clients of WMC or WTC, who have the right to receive dividends on our common stock.  WTC is listed as a client of WMC in the Schedule 13G filed by WMC.

(4)
Argent Trust, a division of National Independent Trust Company, acts as trustee of the ESOP.  All of the shares held in the ESOP are allocated to individual participant accounts.  The trustee generally votes the shares in accordance with instructions it receives from the participants, as described in the question “How are shares in our ESOP voted?” under the heading “Voting Procedures.”

How much stock is beneficially owned by our directors and executive officers?

The following table sets forth, as of March 10, 2008, the number of shares of our common stock beneficially owned by (1) all directors and nominees for director, (2) the named executive officers, and (3) all directors and executive officers as a group.  Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).  The address of each director and executive officer is the address of our executive offices.

Directors and Nominees	Number of shares Beneficially Owned(1)	Percent of Class (2)
W. W. Allen, Jr.(3)	4,184	*
Craig A. Bradford, D.M.D.(4)	23,912	1.1%
A. J. Ferguson	12,338	*
George R. Kurz	3,500	*
Bethany L. Overton(5)	3,188	*
R. Andrew Patty II	9,486	*
Robert R. Punches	11,744	*
Vinod K. Thukral, Ph.D.(6)	48,649	23.3%
Named Executive Officers
W. Page Ogden(7)	49,167	2.3%
William M. Salters(8)	4,404	*
Jarrett E. Nicholson(9)	2,400	*
Directors and executive officers as a group (11 persons)(10)	172,972	8.2%

  *  Less than one percent.

(1)
Includes shares as to which the named individual, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 10, 2008, or shares voting power and/or investment power as these terms are defined in Rule 13d-3 of the Exchange Act.  Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2)	Based upon 2,117,966 shares of our common stock outstanding as of March 10, 2008.

(3)	Includes 20 shares held by Mr. Allen as custodian for his son and 20 shares owned by his wife, of which he disclaims beneficial ownership.

(4)	Includes 2,901 shares owned by Mr. Bradford’s wife, of which he disclaims beneficial ownership.

(5)	Of the 3,188 shares listed above, 2,463 shares are pledged in a margin account.

(6)
Includes 15,810 shares held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power.  Also includes 1,500 shares owned by Dr. Thukral’s wife and 703 shares owned by his daughter, of which he disclaims beneficial ownership.

(7)	Mr. Ogden is also a nominee for election as a Class III director. Includes 14,413 shares held in an IRA and 12,260 shares which have been allocated to Mr. Ogden’s account in the ESOP.

(8)	Includes 1,320 shares that Mr. Salters may acquire pursuant to currently exercisable stock options and 3,034 shares which have been allocated to Mr. Salters’ account in the ESOP.

(9)	Includes 495 shares that Mr. Nicholson may acquire pursuant to currently exercisable stock options and 1,905 shares which have been allocated to Mr. Nicholson’s account in the ESOP.

(10)
To the extent that any shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any person beneficially owning more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during 2007, any Form 5 and amendments thereto furnished to us with respect to fiscal year 2007, and certain written representations made by our directors and officers, we believe that during 2007, our officers and directors complied with all applicable Section 16(a) filing requirements.

BOARD OF DIRECTORS

How many directors serve on the board, and who are the continuing directors?

Effective as of the 2008 annual meeting, and assuming that all of our nominees for director are elected at the annual meeting, a total of seven directors serve on our board; they also serve on the board of directors of the Bank.  There are three classes of directors, with two directors in Class I, three directors in Class II and two directors in Class III.  The current term of office for our Class III directors expires at the current annual meeting, while the current term of office for our Class I directors expires at the 2009 annual meeting, and the current term of office for our Class II directors expires at the 2010 annual meeting.

A.J. Ferguson and R. Andrew Patty II, who are not listed below, serve as Class III directors.  Mr. Ferguson will retire effective as of the 2008 annual meeting because he has reached the mandatory retirement age for directors, which is age 72.  Mr. Patty has declined to stand for reelection as a director because the law firm that he recently joined has a policy that its members may not serve on the board of directors of a publicly-held financial institution.  Finally, W. Page Ogden, our President and Chief Executive Officer and a member of the board of directors of the Bank, has been nominated for election as a Class III director.  Biographical information about Mr. Ogden is set forth below in the section “Executive Officers” under the question “Who are our executive officers?”

The following table provides information about our directors:

Director
Name                                          Age                        Since                  Business Experience During Past Five Years

 Bethany L. Overton                   70                           1989                  Mrs. Overton is the President of Lambdin-Bisland Realty Co., a real estate company.  Mrs. Overton has previously served as the President and
(Class I)	Vice President of Oilwell Acquisition Co., an oil operating and production company from 1986 through 1996.

Robert R. Punches	58	1985	Mr. Punches is the Chairman of the Company's board and is a partner in the Natchez law firm of Gwin, Lewis & Punches, LLP. Mr Punches is also
(Class I)	a partner/member of various timber management companies.

W. W. Allen, Jr.	56	1989	Mr. Allen is President of Allen Petroleum Services, Inc., an oil and gas exploration and petroleum la land service company. Mr Allen is also a
(Class II)	partner in various timber management companies and an officer in Dutch Ann Foods, Inc., a pie shell and tart business. Mr. Allen is also the Chairman of the Natchez Adams County Development Authority.

Craig A. Bradford, D.M.D.	52	1989	Dr. Bradford is a dentist engaged solely in pediatric dentistry. He is also a partner in various timber management companies and is an officer of
(Class II)	Mount Olive Farms, LLC, a firm that raises cattle and boards horses.

Vinod K. Thukral, Ph.D. 63 (Class II)	2001
Dr. Thukral is Chairman of Global Bancorp and Global Trust Bank (proposed), a commercial bank in Mountain View, CA.  He was formerly a director of Louisiana Bancshares, Inc., and a professor at Tulane University, New Orleans.  Dr Thukral now lives in San Jose, Californis.

 George R. Kurz                           53                           2005                  Mr. Kurz is a principal and vice president of Kurz & Hebert, a company engaged in the sales, leasing and management of real estate property,
(Class III)                                                                                              and is a board member of the Baton Rouge Chamber ofCommerce.

Are the directors independent?

Our board has determined that each of W. W. Allen, Jr., Craig A. Bradford, D.M.D., George R. Kurz, Bethany L. Overton, Robert R. Punches and Vinod K. Thukral, Ph.D., is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Marketplace Rules.  This constitutes a majority of the members of our board.  Each of A.J. Ferguson and R. Andrew Patty II, both of whom will not stand for reelection at the 2008 annual meeting, is also an “independent director.”  There are no family relationships between any director, executive officer or person nominated to become a director or an executive officer.

In addition to the indebtedness of some of our directors to the Bank described in this section below under the question “Are our directors or executive officers indebted to the Bank?”, the board considered other relationships between our directors and us or the Bank when determining each director’s status as an “independent director” under Rule 4200(a)(15) of the Nasdaq Marketplace Rules.  The board considered the relationship between the Bank and the law firm of Gwin, Lewis & Punches, LLP, of which Robert R. Punches is a partner.  Gwin, Lewis & Punches, LLP provided legal services to us and to the Bank during 2007, and we expect such relationship to continue in 2008.  The board determined that this relationship did not affect Mr. Punches’ status as an “independent director.”

How are directors compensated?

Directors are compensated in the form of cash fees and retainer; they do not receive options or other equity compensation or participate in any retirement or similar benefit plan maintained by us or the Bank.  During 2007, each director received an annual retainer of $9,600 for service as a member of our board.  The Chairman of the board received an additional fee of $9,600 for service as a member of the board.  The Vice-Chairman of the board received an additional fee of $7,200 for his service.  In addition to these amounts, each non-employee director serving on the board’s executive, audit, nominating and compensation committees received a monthly fee of $150.  The audit committee chairman also received an additional monthly fee of $400 for his service.  The Bank paid a monthly fee of $50 for service on its trust committee, a monthly fee of $150 for service on its asset and liability management committee and a monthly fee of $150 for service on its loan committee.

The following table sets forth the compensation for our non-employee directors paid with respect to our 2007 fiscal year.  The compensation committee of the board of directors is responsible for establishing the level of director compensation.  For more information regarding the composition and responsibilities of this committee, please refer to the question “Who serves on the compensation committee, and what are its duties?” under the heading “Committees of the Board of Directors” below.

Name Fees Earned or Paid in Cash ($)	Total ($)
Robert R. Punches	$ 33,700	$33,700
R. Andrew Patty II	29,650	29,650
W. W. Allen, Jr.	26,250	26,250
Craig A. Bradford, D.M.D	18,800	18,800
A. J. Ferguson	20,100	20,100
George R. Kurz	18,150	18,150
Bethany L. Overton	18,150	18,150
Vinod K. Thukral, Ph.D.	17,500	17,500

How many meetings did the board hold during 2007?

The board of directors met 20 times in 2007.  Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served.  The members of the board who are “independent directors” under Nasdaq Rule 4200(a)(15) met in executive session nine times in 2007.

The board of directors has no written policy as to its members’ attendance at the annual meeting of shareholders; however, it is the practice of board members to attend the annual shareholders meeting.  Last year, the entire board attended the annual shareholders meeting, with the exception of Mr. Kurz and Mr. Thukral.  We expect all of our directors to attend this year’s meeting.

How may a shareholder communicate with the board?

The board has not adopted a formal procedure that shareholders must follow to send communications to it.  However, we have an unwritten “open door” policy for our customers and shareholders, which we believe satisfactorily ensures that the views of shareholders are heard by the board or individual directors, as applicable.  The board does receive communications from shareholders, from time to time, and addresses those communications as appropriate.  Shareholders can send communication to the board or any individual director by contacting any of our executive officers, our outside general counsel, Robert R. Punches, or our President, W. Page Ogden, in any one of the following ways:

•	In writing, to Britton & Koontz Capital Corporation, Attn: W. Page Ogden,
500 Main Street, Natchez, Mississippi 39120;
•	By e-mail, at corporate@bkbank.com; or
•	By phone, at (601) 445-5576 or facsimile, at (601) 445-2481.

Mr. Ogden will forward written and e-mail correspondence to the appropriate addressee.  If a shareholder requests information or asks questions that can be more efficiently answered by management, management will respond without consulting the board of directors. Any shareholder communication concerning employee fraud or accounting matters will be forwarded to the audit committee. Any communication relating to corporate governance or requiring action by the board will be forwarded to the full board.

What are the board’s policies and procedures regarding the review, approval or ratification of related person transactions?

The board of directors has adopted a related person transaction policy, entitled “Policy and Procedures With Respect To Related Person Transactions” (referred to as the “Related Person Policy”).  The Related Person Policy is administered by our audit committee.  It covers any transaction, relationship or arrangement (or series of transactions, relationships or arrangements) (1) in which we or any of our subsidiaries participate or will participate, (2) where the amount involved exceeds $50,000, and (3) in which any of the following persons or entities (referred to as “related persons”) has or will have a direct or indirect material interest: (a) any of our directors (or nominees for director), executive officers, or any owner of 5% or more of our securities, (b) any immediate family member of any of the foregoing persons, or (c) any firm or other entity in which any of the foregoing persons is a partner, principal or holder of a 5% or greater beneficial ownership interest.  Any covered transaction, relationship or arrangement is referred to as a “related person transaction.”

Pursuant to the Related Person Policy, the audit committee requires our directors and executive officers to compile a detailed list of all related persons of the director or executive officer.  Such information is also requested from owners of greater than 5% of our common stock.  Nominees for election as a director and persons appointed as directors or executive officers also must compile a list of related persons for the audit committee.  The directors and executive officers must provide the audit committees with updates of their list of related persons when necessary.  The audit committee, in its discretion, may also examine publicly-available information to ensure that each list of related persons is accurate and complete.

Once a master list of related persons is prepared, the audit committee distributes this list to the loan committee and to our chief financial officer, who will distribute the list to such other individuals as he deems appropriate.  The loan committee and other individuals then use this master list to determine if any existing or proposed transaction is a related person transaction.  If a proposed related person transaction is identified, then the audit committee gathers information about the transaction, including, among other things, (1) the related person involved, (2) the material facts of the proposed transaction, including the amount involved, (3) the benefits of the transaction to us, (4) the availability of other sources of comparable products or services, and (5) an assessment of whether the terms of the proposed transaction are comparable to those available to unrelated third parties.  With this information, the audit committee determines whether the proposed related person transaction should be approved.  If an audit committee member has an interest in the subject transaction, he or she is not permitted to participate in the review of the transaction.  Under the Related Person Policy, the audit committee may only approve a related person transaction that is in, or at least not inconsistent with, the best interests of us and our shareholders.

If the loan committee or any other person becomes aware of an ongoing related party transaction that the audit committee has not approved, then information about the transaction similar to that described above will be compiled.  The audit committee will then determine whether the transaction should be ratified or, if possible, amended or terminated.  If the related person transaction is already complete, the committee must determine whether it is appropriate to attempt to rescind the transaction.  Under the Related Person Policy, the audit committee must request our chief financial officer to review our controls and procedures to ascertain why the related person transaction was not submitted to the audit committee for its prior approval.

Finally, under the Related Person Policy, the audit committee is charged with reviewing annually any previously approved or ratified related party transaction that has a remaining term of more than six months or has remaining amounts payable greater than $25,000.  Based on this review, the audit committee must determine whether it is in the best interests of us and our stockholders to continue, modify or terminate any ongoing related person transaction.

What related person transactions involve our directors or executive officers?

We did not engage in 2006 or in 2007 in any related person transactions that are required to be disclosed under applicable SEC regulations, other than indebtedness transactions described immediately below.

Are our directors or executive officers indebted to the Bank?

Certain of our directors and officers, businesses with which they are associated, and members of their immediate families are customers of the Bank and have entered into loan transactions with the Bank in the ordinary course of its business in 2006 and 2007.  For both years, in the opinion of the board of directors, these transactions were made in the ordinary course of business and were made on substantially the same terms, including with respect to interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors and the board of directors of the Bank have established various joint committees, including the executive committee, the audit committee, the nominating committee, the compensation committee, the trust investment committee, the asset/liability management committee and the director’s loan committee.  The composition and functions of the audit, nominating and compensation committees are described in more detail below.  As noted above, neither Mr. Ferguson nor Mr. Patty will stand for reelection at the 2008 annual meeting.  At that time, each of them will also resign from the respective committees on which they serve.

Who serves on the audit committee, and what are its responsibilities?

Messrs. Allen (Chairman), Bradford, Patty and Thukral are members of the audit committee.  No member of the audit committee is our employee or an employee of the Bank.  Each member of the audit committee is an “independent director” as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules and meets the criteria for independence under Rule 10A-3 promulgated under the Exchange Act.

Although the board has determined that Mr. Thukral meets the “financial sophistication” requirements under Rule 4350(d) of the Nasdaq Marketplace Rules, the board has determined that none of the current members of the audit committee qualify as an “audit committee financial expert” as such term is defined under SEC regulations.  The board of directors has continued its search within our local markets to locate an individual who would satisfy both the SEC’s criteria for an audit committee financial expert and the board’s director qualifications and who was otherwise willing to serve on our board.  Our headquarters location outside of a major metropolitan area, among other factors, has contributed to the board’s inability to find a suitable candidate.  The board intends in 2008 to continue its search to identify an individual willing to serve on the board who meets the criteria for an audit committee financial expert and the board’s director qualifications.  If an individual is identified, the board will first be able to increase its size and appoint such individual to the board, and subsequently the audit committee, at the 2009 annual meeting.

The audit committee has adopted a written charter that governs its operations.  A copy of the audit committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Audit Committee Charter.”

The purpose of the audit committee is to oversee our financial reporting process on behalf of the board.  The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor and to approve in advance all audit engagement fees and terms and non-audit engagements with the independent auditors.  The audit committee’s other duties and responsibilities include assisting the board relating to:

•	Monitoring the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•	The annual independent audit of our financial statements and the evaluation of the independent auditors’ qualifications, independence and performance;
•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

In addition, the audit committee is responsible for establishing procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by our employees of any concerns regarding questionable accounting or auditing matters.

During 2007, the audit committee held eight meetings.

Who serves on the nominating committee, and what are its responsibilities?

The current members of the nominating committee are Messrs. Allen, Ferguson, Patty and Punches (Chairman), each of whom is an “independent director,” as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules.

The nominating committee has adopted a written charter that governs its operations.  A copy of the nominating committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Nominating Committee Charter.”

The nominating committee met two times in 2007.

The nominating committee interviews, evaluates, nominates and recommends individuals for membership on our board of directors and the committees of the board.  In assessing potential new directors, the nominating committee specifically looks at the candidate’s qualifications in light of our needs at that time, given the then-current mix of director attributes.

Any potential director must possess certain minimum qualifications, qualities and skills that are necessary for election as a director.  First, a candidate must meet the eligibility requirements set forth in our bylaws.  Next, candidates for director must also satisfy the following criteria:

•	The “independence” of the candidate under Rule 10A-3 promulgated under the Exchange Act and for purposes of Rule 4200(a)(15) of the Nasdaq Marketplace Rules;
•	Significant business experience in banking, or in marketing, financial, legal, accounting or other professional disciplines;
•	Familiarity with and participation in the local community;
•	Prominence and a highly-respected reputation in their profession;
•	A record of honest and ethical conduct, personal integrity and independent judgment;
•	The ability to represent the interests of our shareholders; and
•	Sufficient time available to devote to board activities and to enhance their knowledge of our industry.

The approval of the nominating committee is necessary for the candidate to be selected as a nominee for election to the board.  Nominees for election to the board of directors are proposed to the board from various sources, including management and members of the board of directors.  The nominating committee will also consider candidates recommended by shareholders.  Such recommendations should be made in writing and delivered to the nominating committee at the following address: Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

Shareholder recommendations for director candidates for the 2009 annual meeting must be received by the Corporate Secretary within the time periods set forth under the heading “Shareholder Proposals for the 2009 Annual Meeting” below.  As provided in our bylaws, the shareholder’s notice must set forth as to each nominee:

•	The reason for making such nomination;
•	All arrangements or understandings between the recommending shareholder and the nominee;
•	All information relating to such nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act; and
•	The nominee’s written consent to being named in the proxy statement and to serve as a director if elected.

The shareholder’s notice must also set forth the name and address of the nominating shareholder and the class and amount of such shareholder’s beneficial ownership of our stock, including evidence to support the shareholder’s ownership of such shares.  If a shareholder intends to recommend a nominee for election as director or proposes any other business for consideration at an annual meeting on behalf of the beneficial owner of the shares that the recommending shareholder is the record owner of, the recommending shareholder must also provide the name and address of such beneficial owner, as well as the class and number of shares of our stock owned by such beneficial owner.

The board may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the board does not perceive a need to increase the size of the board.  When it considers an unsolicited recommendation, the board uses the same criteria as the nominating committee to evaluate the recommended candidate.

Who serves on the compensation committee, and what are its responsibilities?

General.  The compensation committee consists of Messrs. Ferguson, Patty, Thukral and Punches (Chairman).  Each member of the compensation committee is an “independent director,” as defined under Rule 4200(a)(15) of the Nasdaq Marketplace Rules.  Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act, and, with the exception of Mr. Punches, each qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

The compensation committee has adopted a written charter that governs its operations.  A copy of the compensation committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Compensation Committee Charter.”

Committee Functions.  The compensation committee is responsible for determining the compensation of our named executives and our directors.  The fundamental purpose of our executive compensation program is to assist us in achieving our financial performance goals and strategic objectives, which during 2007 were growth in earnings per share, reduction of non-interest expenses, increasing the Bank’s commercial loan portfolio, and increasing the franchise value of our Baton Rouge branch.  Our compensation program has three basic goals that are intended to advance these financial performance goals and strategic objectives:

•	To retain and motivate our executive officers, including the named executives;
•	To reward our executives upon the achievement of measurable corporate, business unit and individual performance goals and progress toward our quantitative strategic objectives; and
•	To align each executive’s interests with the creation of shareholder value.

The four elements of our compensation program, (1) base salary, (2) annual short-term cash incentives, (3) equity-based compensation and (4) perquisites, welfare benefits and retirement plans, have been designed by the committee to achieve the goals of our compensation program.

Role of Our Executive Officers.  Our executive officers compile and provide information, make recommendations for the committee’s consideration and assist in the management and administration of our executive benefit plans.   Their responsibilities may include, but are not limited to, the following:

•	Recommending pay levels and grants and awards for key executive officers, other than our chief executive officer;
•	Recommending changes to ensure that our compensation programs remain competitive and aligned with our objectives; and
•
Providing information to the committee, including but not limited to (1) information concerning Company and individual performance, (2) information concerning the attainment of our strategic objectives, (3) the common stock ownership of each executive and his option holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our executive officers may attend the meetings of the committee, at its request, except that our chief executive officer, Mr. Ogden, is not present during the final deliberations of his compensation.

Other.  The committee may delegate its authority to subcommittees as it deems appropriate, and it may engage accountants, attorneys and consultants in its discretion.  Although the compensation committee has the authority to engage compensation consultants, it did not do so in 2007.

The compensation committee met two times during 2007.  A portion of one of the committee’s meetings in 2007 was an executive session during which none of our executive officers was present.

EXECUTIVE OFFICERS

Who are our executive officers?

W. Page Ogden, William M. Salters and Jarrett E. Nicholson are our only executive officers.  The following table sets forth certain information with respect to them.  Mr. Ogden has entered into an employment agreement with us, while Mr. Salters and Mr. Nicholson are appointed annually by the board of directors and serve at the discretion of the board.  The material terms of our employment agreement with Mr. Ogden are described below under the question “Have we entered into employment agreements with our named executive officers?” in the “Executive Compensation” section.  Mr. Ogden is also a nominee for election as a Class III director.

Officer
Name                                           Since                       Age            Position

W. Page Ogden                          1988                          61              President and Chief Executive Officer of theCompany and the Bank.

William M. Salters                      2004                         52              Chief Financial & Accounting Officer and Treasurer of the Company and the Bank.

Jarrett E. Nicholson                   2006                          37              Chief Operating Officer and Chief Credit PolicyOfficer of the Company and the Bank

The following is a brief summary of the business experience of Mr. Ogden, Mr. Salters and Mr. Nicholson:

W. Page Ogden has served as the Bank’s President and Chief Executive Officer since May of 1989.  He joined the Bank in February of 1988 and served as the Bank’s Senior Vice President and Senior Lending Officer until he assumed his current positions.   Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana.  Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for 13 years prior to joining the Bank.  He is also a member of the Bank’s board of directors.

William M. Salters has served as our and the Bank’s Chief Financial Officer since June, 2004.  He joined the Bank in July of 1993 when we acquired Natchez First Federal Savings Bank.  Since then he has served as the Bank’s Vice President in charge of credit administration and Senior Vice President and Controller in charge of financial and regulatory reporting.  Mr. Salters was previously employed by Natchez First Federal Savings Bank where he served as Vice President and Treasurer in charge of various areas including accounting, loan servicing and teller administration.

Jarrett E. Nicholson has served as Chief Operating Officer and Chief Credit Policy Officer since April, 2006.  He joined the Bank in September, 1993 and served in various capacities at the Bank until he assumed his current position.  Prior to becoming Chief Operating Officer and Chief Credit Policy Officer, Mr. Nicholson served as a Senior Vice President and Regional Credit Officer for the Bank.

EXECUTIVE COMPENSATION

The following tables and accompanying disclosures describe the compensation of our named executive officers, or NEOs.  Our NEOs are Mr. Ogden, Mr. Salters and Mr. Nicholson.  As described above, our compensation committee is charged with establishing, reviewing and administering our executive compensation program, including making all decisions about the compensation of our named executives.

Summary Compensation Table
(2007 Fiscal Year)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Grants ($)(1)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
W. Page Ogden President, Chief Executive Officer	2007 2006	$169,167 160,000	$54,000 54,000	— 362	— —	$26,606(2) 19,240	$249,773 233,602
William M. Salters Chief Financial Officer	2007 2006	$125,000 118,750	$25,000 25,000	$2,607 1,034	— —	$11,813(3) 8,004	$164,420 152,788
Jarrett Nicholson Chief Operating Officer	2007 2006	$135,000 126,875	$25,000 25,000	$2,148 388	— —	$22,723(4) 22,273	$184,871 174,536
______________
(1)
The amounts listed in this column reflect expense recorded in 2007 with respect to all outstanding stock option grants, calculated in accordance with Financial Accounting Statement 123R.  Please refer to Note A, “Summary of Significant Accounting Policies,” and Note J, “Employee Benefit Plans,” in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2007, for details regarding the assumptions we made to derive the fair value of our stock option grants.  The material terms of our stock option grants are set forth in this section below under the question “What equity compensation do we provide to our named executive officers?”

(2)
Includes $7,200 in director fees for service on the Bank’s board of directors, $7,508 accrued to Mr. Ogden under his Salary Continuation Agreement, Company contributions to the 401(k) plan of $6,483, company-paid life insurance premiums of $420, personal mileage on company owned automobile of $1,250 and club memberships of $3,745.

(3)	Includes $4,948 in Company contributions to the 401(k) plan, company-paid life insurance premiums of $420, club memberships of $3,145 and an automobile allowance of $3,300.

(4)	Includes $5,400 in Company contributions to the 401(k) plan, company-paid life insurance premiums of $420, automobile allowance of $12,000 and club memberships of $4,903.

How does our bonus program operate?

Each year, the compensation committee budgets an aggregate amount that will be paid as cash bonuses to all employees, including our named executives. At its meeting in January of each year, the compensation committee analyzes progress toward our performance goals and strategic objectives and various other factors that it deems relevant. The committee then determines how much each of our named executives contributed towards our goals and objectives and allocates a cash bonus on that basis. No specific formula is used; the committee’s decisions are largely discretionary.  Cash bonuses paid to our named executives are listed on the Summary Compensation Table above. On average, each named executive received a cash incentive in the amount of $35,000.

Have we entered into employment agreements with our named executive officers?

We have entered into an employment agreement with Mr. Ogden.  Mr. Ogden is our most senior executive and plays an integral role in our success.  We believe that his employment agreement, as well as the Salary Continuation Agreement discussed below, creates a retention device and demonstrates our loyalty to him.

The initial term of Mr. Ogden’s employment agreement expired on December 31, 2005; it provides for three successive one-year renewal terms, each expiring on December 31st.  The agreement automatically renews, unless notice is given 90 days prior to the expiration of each term by either of the respective parties.

We can terminate the employment agreement, and Mr. Ogden’s employment, with or without cause. If termination is on account of cause (including a breach of fiduciary duty or other similar types of misconduct), Mr. Ogden will not receive any severance pay.  If we terminate Mr. Ogden’s employment without cause, Mr. Ogden will receive a cash lump sum payment equal to the greater of $80,000 or six months of his then current base salary.  As of December 31, 2007, the amount of this payment would be $85,000.  As a condition to the receipt of this payment, Mr. Ogden is required to sign a general employment release.  The employment agreement does not separately provide for a change in control payment.

What equity compensation do we provide to our named executives?

The compensation committee believes that equity compensation is an effective method to align the interests of our named executives with the interests of our shareholders; the grants of stock options are also a form of performance-based compensation.  In 2007, equity compensation in the form of stock options was granted under the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, or 2007 LTIP, in the form of stock options.  No equity compensation was granted in 2006, as the predecessor plan to the 2007 LTIP, the Britton & Koontz Capital Corporation Long-Term Incentive Compensation Plan, had expired in accordance with its terms as of May, 2006.  The 2007 LTIP was approved at the 2007 annual meeting of shareholders and became effective on April 24, 2007.

The exercise price for stock options is always fair market value, that is, the closing market price of our common stock on the date of the grant as quoted on The NASDAQ Capital Market (or on the immediately preceding trading date if shares are not traded on the grant date).  The named executives have been granted options that become exercisable pro rata over a four-year service vesting period and lapse five years after the grant date in addition to options that become exercisable pro rata over a nine-year service vesting period and lapse ten years after the grant date.  Options become immediately exercisable following our change in control.

The committee’s usual practice is to evaluate our named executive’s share ownership and make grants, if appropriate, in November of each fiscal year, irrespective of whether or not we are in possession of material non-public information at that time.  The committee believes that the practice of making grants about the same date each year precludes any inference that we are attempting to manipulate the timing of our stock option grants to take advantage of non-public information.  We do not backdate options or grant options retroactively.

The following table includes information about unexercised stock options held by our named executives as of December 31, 2007.  We granted stock options to purchase an aggregate of 6,000 shares of our common stock to our named executives in 2007.   None of our named executive exercised any of his stock options in 2007.

Outstanding Equity Awards at December 31, 2007

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
W. Page Ogden	0	0	0	0
William M. Salters	0	3,000(1)	19.02	05/30/12
	1,320	680(2)	14.50	11/20/11
Jarrett Nicholson	0	3,000(1)	19.02	05/30/12
	495	255(2)	14.50	11/20/11

(1) The Company granted options on June 19, 2007, to vest 25% beginning June 1, 2008, and each June 1st thereafter.  These options are set to expire May 30, 2012.

(2) The Company granted options on November 20, 2001, to vest 11% beginning June 1, 2002, and each June 1st thereafter.  These options are set to expire November 11, 2011.

What retirement benefits do we offer to our named executives?

We offer to all our eligible employees, including our named executives, participation in a tax-qualified 401(k) plan, which allows savings for retirement on a tax deferred basis.  Eligible employees may elect to defer up to 100% of compensation.  We provide matching contributions, usually determined as 100% of the first 3% of each employee’s contribution plus 50% of the next 2% of each employee’s contribution, and may elect to make an additional profit-sharing contribution.  Matching contributions are subject to the completion of a six-year incremental vesting period and any profit-sharing contributions are subject to the completion of a seven-year incremental vesting period.  The plan provides for the distribution of account balances following termination of employment, generally in the form of a lump sum payment.  The footnotes to the Summary Compensation Table includes information about our plan contributions for the benefit of our named executives in the 2007 fiscal year.

We also maintain the ESOP, which is a tax-qualified employee stock ownership plan, to which we make discretionary contributions.  Our contributions are allocated on the basis of compensation to individual accounts of eligible employees.  The contributions are invested in our common stock.  Benefits vest subject to the completion of a seven-year incremental vesting period.  Benefits are usually paid in the form of a lump sum following the termination of employment.

We have entered into a Salary Continuation Agreement with Mr. Ogden, which provides for equal annual payments during the 15-year period following the later of (1) his attainment of age 65 or (2) his retirement.  This agreement is primarily intended to supplement our tax qualified retirement plans.  The amount of the benefit is fixed and is based on Mr. Ogden’s age when his employment ceases; the maximum annual benefit that Mr. Ogden may receive under the plan is $40,000.  One-half of the benefit vested on Mr. Ogden’s 55th birthday; the remaining benefit will fully vest on his 64th birthday.  If Mr. Ogden dies while he is employed, his beneficiaries will be paid an annual benefit equal to $40,000 during the 15-year period following his date of death.  If he dies after his installment payments have commenced, his beneficiaries will receive the remaining payments.  If Mr. Ogden’s employment ceased as of December 31, 2007, he would be eligible to receive $17,653 annually during the 15-year period following his 65th birthday.

Mr. Ogden’s benefit under the Salary Continuation Agreement is subject to forfeiture if he is terminated for cause.  The agreement also contains a non-competition covenant during the three-year period after his employment ceases for any reason.  If he breaches this covenant, we may cease all further payments.

Will any of our named executives receive any payments upon termination of employment or upon our change in control?

The 2007 LTIP provides that all outstanding options will be deemed fully vested and exercisable until the later of six months following a change in control change or the expiration of their original term. All restrictions or conditions applicable to shares of restricted stock will be deemed satisfied.  The term “change in control” is defined in the 2007 LTIP; it generally refers to:

•	The acquisition by a person or group of more than 50% of the fair market value or total voting power of our common stock;
•
The change in a majority of the members of our board during a rolling 12-month period without the approval of a majority of the existing members or that a person or group acquires common stock representing 35% or more of our total voting power during a rolling 12-month period; or

•	The sale of at least 40% of the fair market value of our assets.

In addition, we have provided for payments to Mr. Ogden in the event of his termination of employment or our change in control under his employment agreement and the Salary Continuation Agreement, respectively.  As described above, Mr. Ogden’s employment agreement provides for a severance payment upon the termination of his employment that is contingent upon his execution of a general employment release.  Subject to the conditions set forth in the agreement, this payment will be made on account of his involuntary termination of employment without cause. The amount of the payment is equal to the greater of $80,000 or one-half of his then current base salary.

Mr. Ogden’s Salary Continuation Agreement provides that, upon the occurrence of a change in control, he will fully vest in the maximum annual benefit, $40,000, which is payable in 15 annual installments as of the later of his age 65 or separation from service.  Mr. Ogden must forfeit any portion of the benefit that constitutes an “excess parachute payment” under Code Section 280G.  The term “change in control” means that a person or group has acquired 50% or more of the total fair market value or voting power of the common stock of the Company or the Bank, as determined by the Company’s board of directors.

If a change in control had occurred as of December 31, 2007 and Mr. Ogden’s employment was terminated in connection with the change, he would receive a payment of $85,000 under his employment agreement.  Mr. Ogden would also vest in his right to receive the maximum annual benefit of $40,000 under his Salary Continuation Agreement, which is payable in 15 annual installments as of the later of his age 65 or separation from service.  Upon the occurrence of a change in control as of December 31, 2007, Mr. Salters would fully vest in options with a fair value of $23,074 and Mr. Nicholson would fully vest in options with a fair value of $14,499.  (The value of the options has been calculated using the Black-Scholes model.)

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Who are our auditors?

Our consolidated financial statements for the year ended December 31, 2007, were audited by the firm of Hannis T. Bourgeois, LLP.  A representative of Hannis T. Bourgeois, LLP is expected to be present at the annual meeting.  If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.  The audit committee has selected Hannis T. Bourgeois, LLP as our independent registered public accountants for the fiscal year ended December 31, 2008.

What fees were paid to the auditors in 2007 and 2006?

Fees billed by Hannis T. Bourgeois, LLP for professional services rendered for the fiscal years ending December 31, 2007 and 2006 are shown below.

	2007	2006
Audit Fees (1)	$72,000	$67,640
Audit-Related Fees (2)	7,250	1,027
Tax Fees	—	—
All Other Fees	—	—
Total	$79,250	$68,667
______________
(1)	“Audit Fees” include amounts paid for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q in 2006 and 2007 and other regulatory filings.

(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.  This category includes fees related to the audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, employee benefit plan audits and consultations concerning financial accounting and reporting standards.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including fees and terms of those services) to be performed for us by our independent registered public accountant prior to the engagement of the independent registered public accountant with respect to such services, subject to the de minimis exceptions for non-audit services permitted by the Exchange Act, which are approved by the audit committee prior to the completion of the audit.  For fiscal years 2006 and 2007, none of the fees listed above were covered by the de minimis exception for non-audit services permitted by the Exchange Act.  The audit committee has considered whether the provision of services by Hannis T. Bourgeois, LLP for us other than audit services is compatible with maintaining Hannis T. Bourgeois, LLP’s independence and has concluded that it is compatible.

REPORT OF THE AUDIT COMMITTEE

The information provided in this section shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Exchange Act, other than as provided in Item 7(d)(3)(v) of Regulation 14A-101.  The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Management has the responsibility of preparing our financial statements and Hannis T. Bourgeois, LLP, our independent auditors, has the responsibility for the audit of those statements.  The audit committee oversees our financial reporting process on behalf of the board of directors.  The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor.  The audit committee’s other duties and responsibilities include assisting the board relating to:

•	Monitoring the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•	The annual independent audit of our financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance;
•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

The audit committee, in fulfilling its oversight responsibilities, reviewed and discussed our audited financial statements for the year ended December 31, 2007, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee held eight meetings during 2007.  The meetings were designed to facilitate and encourage private communication between the audit committee, our internal auditors and the independent auditors.  The audit committee discussed with our internal auditors and the independent auditors the overall scope and plan of their respective audits.  The audit committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.

During these meetings, the audit committee reviewed and discussed the audited financial statements with management and the independent auditors.   The audit committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.  In addition, the audit committee has received the written disclosures and letter regarding independence from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has discussed this information regarding Hannis T. Bourgeois, LLP’s independence with Hannis T. Bourgeois, LLP, and has considered the compatibility of non-audit services with the independence of Hannis T. Bourgeois, LLP.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Audit committee:

W. W. Allen, Jr. (Chairman)
Craig A. Bradford, D.M.D.
R. Andrew Patty II
Vinod K. Thukral, Ph.D.

March 11, 2008

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The two Class III directors elected at our annual meeting will serve a three-year term, or until the 2011 annual meeting.  Mr. Kurz currently serves on our board of directors; both of the nominees serve on the board of directors of the Bank.  Information about each nominee’s age and experience can be found earlier in this proxy statement.  The board has nominated for election as Class III directors:

•	George R. Kurz; and
•	W. Page Ogden

What are the voting procedures?

Shares represented by your properly signed and dated proxy card will be voted in accordance with your instructions on the card at the annual meeting.  If your proxy card is signed, but instructions are not given, the proxy holders will vote your proxy for the listed nominees.  If for any reason one or more of the nominees is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board.

Directors are elected by a plurality vote; the nominees in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected.  You are entitled to one vote for each share held.

The board of directors unanimously recommends a vote “FOR” the election of George R. Kurz and W. Page Ogden as Class III directors to the board of directors.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

At the annual meeting each year, the board of directors submits to shareholders its nominees for election as directors.  In addition, the board may submit other matters to the shareholders for action at the annual meeting.  Shareholders may also submit proposals for action at the annual meeting.

Proposals in Our Proxy Statement

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2009 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act.  If the 2009 annual meeting is held within 30 days of April 22, 2008, shareholder proposals must be received by the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120, no later than the close of business on November 14, 2008 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Proposals to be Introduced at the 2009 Annual Meeting

For any shareholder proposal intended to be presented in connection with the 2009 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the board of directors, but not to be included in our proxy statement for such meeting, a shareholder must give timely written notice thereof to the Corporate Secretary in compliance with the advance notice and eligibility requirements contained in our bylaws. To be timely, a shareholder’s notice must be delivered to the Corporate Secretary at the address given above not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain information specified in our bylaws about each nominee or the proposed business and the shareholder making the nomination or proposal.

Under our bylaws, based upon the meeting date of April 22, 2008 for the 2008 Annual Meeting, a qualified shareholder intending to introduce a proposal or nominate a director at the 2009 annual meeting but not intending the proposal to be included in our proxy materials should give written notice to our Corporate Secretary not earlier than the close of business on December 23, 2008 and not later than the close of business on January 23, 2009.

The advance notice provisions in our bylaws also provide that in the case of a special meeting of shareholders called for the purpose of electing one or more directors, a shareholder may nominate a person or persons (as the case may be) for election to such position if the shareholder’s notice is delivered to the Corporate Secretary at the above address not earlier than the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The specific requirements of our advance notice and eligibility provisions are set forth in Article II, Section 2.13 of our bylaws, as amended, a copy of which is available upon request.  Such requests and any shareholder proposals should be sent to the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120.

OTHER MATTERS

We are not aware of any other matters to be brought before the annual meeting.  However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2007, which serves as our annual report to shareholders, accompanies this proxy statement.  However, the Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, we will provide without charge a copy of our Annual Report on Form 10-K, as filed with the SEC.  Requests should be mailed to Ms. Cliffie S. Anderson, Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

By Order of the Board of Directors

                                /s/ W. Page Ogden
                                W. Page Ogden
President and Chief Executive Officer

PROXY                                                                                                           PROXY

BRITTON & KOONTZ CAPITAL CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2008

The undersigned hereby appoints Lane S. Feltus, C. H. Kaiser, Jr. and A. Duncan McFarlane, or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation (the “Company”) held of record by the undersigned as of March 10, 2008, at the 2008 Annual Meeting of Shareholders of the Company to be held on April 22, 2008, or any adjournment(s) or postponements thereof (the “Annual Meeting”).  The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on reverse side)

Please sign, date and return promptly in the enclosed envelope.  Please mark your vote in blue or black ink as shown here: █

(1) PROPOSAL NO. 1 – TO ELECT TWO CLASS III DIRECTORS

           FOR ALL NOMINEES:

George R. Kurz
W. Page Ogden

           WITHHOLD AUTHORITY FOR ALL NOMINEES

           FOR ALL EXCEPT (See instructions below)

○           George R. Kurz
○           W. Page Ogden

INSTRUCTION: To withhold authority to vote for any individual nominee in Proposal No. 1, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:   •

(2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors unanimously recommends that you vote
“FOR” the nominees listed in Proposal No. 1.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no specific directions are given, the proxy holders will exercise their discretionary authority to vote your shares FOR the nominees listed at left.  The proxy holders designated on the reverse side will vote in their discretion on any other matter that may properly come before the Annual Meeting.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

Date:
Signature of Shareholder

Date:
Signature of Shareholder

NOTE:  Please sign exactly as your name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign in the full corporation name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person(s).